EXHIBIT 24

                                   POWERS OF ATTORNEY

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                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director and the principal executive officer of The Louisiana Land and Exploration
Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director and the principal executive officer of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.
                                   /s/ H. Leighton Steward
                                   _____________________________
                                   H. Leighton Steward

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, III and Jerry D. Carlisle his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Richard A. Bachmann
                                   _____________________________
                                   Richard A. Bachmann

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Robert E. Howson
                                   _____________________________
                                   Robert E. Howson

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Eamon M. Kelly
                                   _____________________________
                                   Eamon M. Kelly

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Kenneth W. Orce
                                   _____________________________
                                   Kenneth W. Orce

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Victor A. Rice
                                   _____________________________
                                   Victor A. Rice

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Orin R. Smith
                                   _____________________________
                                   Orin R. Smith

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Arthur R. Taylor
                                   _____________________________
                                   Arthur R. Taylor

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ W. R. Timken, Jr.
                                   _____________________________
                                   W. R. Timken, Jr.

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as a director of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr., Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Carlisle A. H. Trost
                                   _____________________________
                                   Carlisle A.H. Trost

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as the principal financial officer of The Louisiana Land and Exploration Company hereby appoints Frederick J. Plaeger, II and Jerry D. Carlisle and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as the principal financial officer of The Louisiana Land and Exploration Company, said Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person.
The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Louis A. Raspino, Jr.
                                   _____________________________
                                   Louis A. Raspino, Jr.

                       THE LOUISIANA LAND AND EXPLORATION COMPANY
                                    POWER OF ATTORNEY

          WHEREAS, The Louisiana Land and Exploration Company intends to file with the Securities and Exchange Commission under the Securities Exchange
Act of 1934, as amended, an Annual Report on Form 10-K;
          NOW, THEREFORE, the undersigned in his capacity as the principal accounting officer of The Louisiana Land and Exploration Company hereby appoints Louis A. Raspino, Jr. and Frederick J. Plaeger, II and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as the principal accounting officer of The Louisiana Land and Exploration Company, said
Annual Report on Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.
          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of March, 1996.

                                   /s/ Jerry D. Carlisle
                                   _____________________________
                                   Jerry D. Carlisle